DEFERRED SHARE UNIT PLAN
FOR DESIGNATED U.S. RESIDENT DIRECTORS OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
AND ITS AFFILIATES

1639484.10

TABLE OF CONTENTS

Page

1.	PREAMBLE AND DEFINITIONS	1
2.	CONSTRUCTION AND INTERPRETATION	3
3.	ELIGIBILITY	4
4.	DEFERRED SHARE UNIT GRANTS AND ACCOUNTS	5
5.	REDEMPTION ON RETIREMENT OR DEATH	9
6.	CURRENCY	11
7.	SHAREHOLDER RIGHTS	11
8.	ADMINISTRATION	12
9.	ASSIGNMENT	12

1.	PREAMBLE AND DEFINITIONS

1.1	Title

The Plan herein described shall be called the “Deferred Share Unit Plan for Designated U.S. Resident Directors of Great-West Life & Annuity Insurance Company and Its Affiliates” and is referred to herein as “the Plan.”

1.2	Purpose of the Plan

The purpose of the Plan is to promote a greater alignment of interests between Members and the shareholders of the Corporations and to provide additional compensation to Directors in recognition of their services and to maintain competitive compensation.

1.3	Definitions

1.3.1
“Annual Board Retainer” means the Canadian dollar equivalent of the aggregate basic annual remuneration paid by the Corporations to a Director for service on the Boards during a calendar year, together with Board committee fees and retainers to committee chairs, but excluding Attendance Fees.

1.3.2	“Affiliate” means any corporation or other business entity that is treated as a single employer with any of the Corporations under Code Sections 414(b) or 414(c).

1.3.3
“Attendance Fees” means the Canadian dollar equivalent of the aggregate fees paid by the Corporations to a Director for attendance at meetings of the Boards and their committees during a calendar year.

1.3.4	“Board” means the Board of Directors of any of the Corporations.

1.3.5	“Code” means the United States Internal Revenue Code of 1986, as amended.

1.3.6
“Corporations” means Great-West Life & Annuity Insurance Company and any of its affiliates that have Directors who are eligible to participate in the Plan or are Members in the Plan, and any successor corporations whether by amalgamation, merger or otherwise.

1.3.7
“Deferred Share Unit” means a share unit notionally credited to a Member’s Deferred Share Unit Account through a bookkeeping entry, the value of which at the relevant time shall be equal to the weighted average trading price per Share on the Toronto Stock Exchange for the last five Trading Days immediately before the date in issue.

1.3.8	“Deferred Share Unit Account” has the meaning ascribed thereto in Article 4.10.

1.3.9	“Director” means a director of any of the Corporations.

1.3.10	“Member” means a Director who has received or has elected to receive Deferred Share Units and is or will be entitled to a payment under the Plan.

1.3.11
“Share” means a common share of Great-West Lifeco Inc. and such other share as is added thereto or substituted therefor as a result of amendments to the articles of Great-West Lifeco Inc., a reorganization or otherwise.

1.3.12	“Trading Day” means any date on which the Toronto Stock Exchange is open for the trading of Shares.

2.	CONSTRUCTION AND INTERPRETATION

2.1	In the Plan, references to the masculine include the feminine, and reference to the singular shall include the plural and vice versa, as the context shall require.

2.2
To the extent not governed by U.S. federal law, the Plan shall be governed by and interpreted in accordance with the laws of Colorado.  Notwithstanding any provision of the Plan to the contrary, the Plan will be interpreted and operated to comply with the requirements of Code Section 409A to avoid the imposition of any tax or interest thereunder.  No provision of the Plan, however, is intended or shall be interpreted to create any right with respect to the tax treatment of the amounts paid or payable hereunder, and none of the Corporations nor any of their affiliates or any of its or their officers, directors, employee, agents or service providers shall under any circumstances have any liability to any person or entity for any taxes, penalties or interest on amounts paid or payable hereunder, including any taxes, penalties or interest imposed under Code Section 409A.

2.3
If any provision of the Plan or part thereof is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforceability of any other provision or part thereof.

2.4	Headings wherever used herein are for reference purposes only and do not limit or extend the meaning of the provisions herein contained.

2.5
The Corporations and the Members confirm their desire that this document along with all other documents including all notices relating hereto be written in the English language.  La Compagnie et les membres confirment leur volonté que ce document de méme que tous les documents, y compris tout avis, s’y rattachant soient rédigés en anglais.

3.	ELIGIBILITY

3.1
The Plan was originally established effective as of the first fiscal quarter of 2001 and was called the “Deferred Share Unit Plan for Designated U.S. Resident Directors of The Great-West Life Assurance Company, London Life Insurance Company, London Insurance Group Inc., Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company.”  The Plan is hereby renamed, amended and restated effective as of January 1, 2005.

3.2	All U.S. resident Directors who are designated as eligible by the Chairman of the Board of Directors of Great-West Life & Annuity Insurance Company shall be eligible to participate in the Plan.

3.3	Nothing herein contained shall be deemed to give any person the right to be retained as a Director or an employee of any of the Corporations or their affiliates.

4.	DEFERRED SHARE UNIT GRANTS AND ACCOUNTS

4.1
Each eligible Director may, subject to the conditions stated herein, elect in accordance with Section 4.2 to defer 50% or 100% of his or her Annual Board Retainer and/or Attendance Fees.  If a Director so elects to defer such amounts he or she will be entitled to receive:

(A)           his or her Annual Board Retainer payable for services performed in the subsequent calendar years as follows:

(i)           entirely in cash;

(ii)          as to 1/2 in Deferred Share Units and the balance in cash; or

(iii)         entirely in Deferred Share Units; and

(B)           his or her Attendance Fees payable for services performed in the subsequent calendar years as follows:

(i)           entirely in cash;

(ii)          as to 1/2 in Deferred Share Units and the balance in cash; or

(iii)         entirely in Deferred Share Units.

4.2
Except as otherwise provided under the Plan, each Director who elects to defer all or a portion of his or her Annual Board Retainer or Attendance Fees must file a notice of election in the form of Schedule A hereto (the “Election Notice”) with the Secretary of Great-West Life & Annuity Insurance Company before the commencement of a calendar year.

The election of a Director (who has not filed a notice to (i) change his or her elected percentage in the form of Schedule B hereto, or (ii) terminate the receipt of additional Deferred Share Units in the form of Schedule C hereto) to make a deferral under the Plan shall be deemed to apply to all calendar years subsequent to the filing of the Election Notice, and such Director will not be required to file another Election Notice.

4.3
The election made in accordance with section 4.2 shall relate to the Annual Board Retainer and the Attendance Fees paid for services performed in any and all of the Corporations’ calendar years following the filing of the Election Notice.

4.4
Each Member may, once per calendar year, change his or her elected percentage of the Annual Board Retainer and the Attendance Fees to be paid in Deferred Share Units by filing with the Secretary of Great-West Life & Annuity Insurance Company a notice in the form of Schedule B hereto.  Such Member’s change shall be effective with respect to the Annual Board Retainer and the Attendance Fees payable for services in calendar years following that election.

4.5
Each Member may, once per calendar year, cancel the Member’s existing deferral election by filing with the Secretary of Great-West Life & Annuity Insurance Company a notice electing to terminate the receipt of additional Deferred Share Units in the form of Schedule C hereto.  Such Member’s cancellation shall be effective with respect to the Annual Board Retainer and the Attendance Fees payable for services performed in calendar years following that cancellation.

Any Deferred Share Units granted under the Plan prior to the cancellation shall remain in the Plan and will be redeemable only in accordance with the terms of the Plan.

A Member who has filed a notice in accordance with Schedule C may elect to reinstate their acquisition of Deferred Share Units by filing an Election Notice in accordance with Section 4.2.

4.6
A Director who has never participated in the Plan (or any other nonqualified deferred compensation plan of the Corporation or any Affiliate that would be aggregated with the Plan under Code Section 409A), or who is otherwise treated as initially eligible to participate in the Plan pursuant to Code Section 409A, may file an Election Notice within 30 days after the date on which he or she becomes eligible to participate in the Plan with respect to any Annual Board Retainer or Attendance Fees payable for services performed after the Election Notice is filed.

4.7
Certain Directors may be awarded an additional amount annually in Deferred Share Units, which shall be credited quarterly.  Both the Directors who are eligible to receive such Deferred Share Units and the amount awarded will be determined by the Board of Directors of Great-West Life & Annuity Insurance Company.

4.8	A Member shall, for the purposes of the Plan, be deemed to retire on the date he or she is no longer a Director of any of the Corporations or any Affiliate.

4.9
The number of Deferred Share Units granted at any particular time with respect to the Annual Board Retainers and/or the Attendance Fees deferred pursuant to Section 4.1 will be calculated by quarterly dividing the portion of one quarter of the Annual Board Retainer and/or Attendance Fees payable at that time which is to be paid in Deferred Share Units by the weighted average trading price per Share on the Toronto Stock Exchange for the last five Trading Days of the preceding fiscal quarter.  For example:

$10,000
TSE weighted average trading price of 1 Share for the last 5 Trading Days of the preceding fiscal quarter	Number of Deferred Share Units Granted

4.10
An account, to be known as a “Deferred Share Unit Account” shall be maintained for each Member and will be credited with notional grants of Deferred Share Units received by such Member from time to time.

4.11
Whenever cash dividends are paid on the Shares, additional Deferred Share Units will be credited to each Member’s Deferred Share Unit Account.  The number of such additional Deferred Share Units will be calculated by dividing the dividends that would have been paid to such Member if the Deferred Share Units in the Member’s Deferred Share Unit Account had been Shares by the value of a Deferred Share Unit on the date on which the dividends were paid on the Shares.

4.12
In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Great-West Lifeco Inc. assets to shareholders, or any other changes affecting the Shares, proportionate adjustments to reflect such change or changes shall be made with respect to the number of Deferred Share Units outstanding under the Plan.

4.13
For greater certainty, no amount will be paid to, or in respect of, a Member under the Plan or pursuant to any other arrangement, and no additional Deferred Share Units will be granted to such Member, to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Member for such purpose.

5.	REDEMPTION ON RETIREMENT OR DEATH

5.1
The value of the Deferred Share Units credited to a Member’s Deferred Share Unit Account shall be redeemable by the Member (or, where the Member has died, his designated beneficiary or his estate, as applicable) at the Member’s option (or after the Member’s death at the option of his designated beneficiary or his person representative, as applicable) following the Member’s separation from service with the Corporations and all Affiliates within the meaning of Code Section 409A or death (the “Member’s Termination Date”), by filing a written notice of redemption in the form of Schedule D hereto with the Secretary of Great-West Life & Annuity Insurance Company, specifying a redemption date within the period from January 1st of the first calendar year commencing after the Member’s Termination Date to December 15th of the first calendar year commencing after the Member’s Termination Date.  If no notice of redemption has been filed by December 15th of the first calendar year after the Member’s Termination Date that date will be deemed to be the redemption date.

5.2
The value of the Deferred Share Units redeemed by or in respect of a Member shall be paid to the Member (or, if the Member has died, to his designated beneficiary or to his estate, as applicable) by Great-West Life & Annuity Insurance Company in the form of a lump sum cash payment, net of any applicable withholdings as soon as practicable after the redemption date, provided that in any event such payment date shall be no later than December 31st of the first calendar year commencing after the Member’s Termination Date.  Notwithstanding the foregoing, any payment due to a Member who is a specified employee within the meaning of Code Section 409A (determined by not treating as compensation any amounts that are excludable from the gross income of a nonresident alien on account of the location of the services or the identity of the employer that is not effectively connected with the conduct of a trade or business in the United States as provided in Code Sections 409A and 415(c) and the regulations and binding guidance thereunder) upon a separation from service shall be paid to the Member no earlier than the first day of the seventh month following the Member’s separation from service.  Great-West Life & Annuity Insurance Company shall charge to its affiliates the portion of the amount paid to the Member above which relates to service on their respective Boards.

5.3
A Member may designate in writing a beneficiary to receive any rights and benefits under the Plan arising or payable upon the death of such Member and may change such designation from time to time. Such designation or change must be in accordance with any law applicable to the Member and shall be in such form and executed in such manner as the Secretary of Great-West Life & Annuity Insurance Company may from time to time determine. Any designation or change must be filed with the Secretary of Great-West Life & Annuity Insurance Company.  Benefits payable as a result of the death of the Member shall be paid in accordance with the most recent designation filed with the Secretary of Great-West Life & Annuity Insurance Company and, in the absence of an effective designation of a beneficiary, the administrator of the Plan shall make payment of any benefits under this Plan to the estate of the Member. Payment in accordance with this provision shall completely discharge all liability of the Corporations and the administrator of the Plan with respect to the amount paid

6.	CURRENCY

6.1	All references in the Plan to currency refer to lawful Canadian currency.

7.	SHAREHOLDER RIGHTS

7.1	Deferred Share Units are not shares and will not entitle a Member to any shareholder rights, including, without limitation, voting rights, dividend entitlement or rights on liquidation.

8.	ADMINISTRATION

8.1	Unless otherwise determined by the Board of Directors of Great-West Life & Annuity Insurance Company, the Plan shall remain an unfunded obligation of the Corporation.

8.2	The Plan shall be administered by the Board of Directors of Great-West Life & Annuity Insurance Company.

8.3
The Plan may be amended or terminated at any time by the Board of Directors of Great-West Life & Annuity Insurance Company (in accordance with Code Section 409A, to the extent applicable), except as to rights already accrued thereunder by the Members.  Notwithstanding the foregoing, the Plan may be amended by the Board of Directors of Great-West Life & Annuity Insurance Company in any way necessary or desirable to meet the requirements of applicable U.S. tax laws for the favorable tax treatment of the amounts paid or payable hereunder, including the requirements of Code Section 409A.

9.	ASSIGNMENT

9.1	The assignment or transfer of the Deferred Share Units, or any other benefits under this Plan, shall not be permitted other than by operation of law.

SCHEDULE A

Deferred Share Unit Plan for Designated U.S. Resident
Directors of Great-West Life &
Annuity Insurance Company and Its Affiliates (the “Plan”)

DEFERRAL ELECTION NOTICE

I hereby elect to defer the following percentage of my:

(i)
Annual Board Retainer payable from each of The Great-West Life Assurance Company, London Life Insurance Company, London Insurance Group Inc., Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company (the “Corporations”) until changed in accordance with the terms of the Plan:

[   ] 0%                                or                      [   ] 50%                                or                      [   ] 100%

(ii)	Attendance Fees payable from each of the Corporations until changed in accordance with the terms of the Plan:

[   ] 0%                                or                      [   ] 50%                                or                      [   ] 100%

I confirm that:

1.           I have received and reviewed a copy of the Plan and agree to be bound by its terms.

2.           I understand that this election will apply to the Annual Board Retainer and Attendance Fees payable to me for services rendered in the calendar year following the calendar year in which I make this election, unless this is the first year in which I am eligible to participate in an elective deferral account balance plan for directors of any of the Corporations or their Affiliates and I make this election within 30 days of becoming eligible to participate in the Plan, in which case this election will apply to the portion of the Annual Board Retainer and Attendance Fees paid for services I provide after making this election, as determined under the Plan.

3.           I understand that this election will also apply to the Annual Board Retainer and Attendance Fees payable to me for services to be provided in all future years until I change my election.

4.           I understand that if I wish to change my election, any new election that I make will apply only to the Annual Board Retainer and Attendance Fees payable to me for services rendered in the calendar year following the calendar year in which I change my election.

5.           I understand that the value of the Deferred Share Units ("DSUs") credited to me under the Plan will only be paid to me in the calendar year following the calendar year in which I am no longer a Director, as provided under the Plan.

6.           I understand that the Corporations will make all appropriate tax withholdings as required by law.

7.           I understand that the value of DSUs are based on the value of the common shares of Great-West Lifeco Inc. and are not guaranteed.  I also understand that DSUs are not shares and will not entitle me to any shareholder rights, including, without limitation, voting or dividend rights.

8.           No funds will be set aside to guarantee the payment of DSUs.  Future payment of DSUs will remain an unfunded liability recorded on the books of the Corporations.

The foregoing is only a brief outline of certain key provisions of the Plan.  For more complete information, reference should be made to the Plan text.

Date	(Name of Director)

(Signature of Director)

SCHEDULE B

Deferred Share Unit Plan for Designated U.S. Resident
Directors of Great-West Life &
Annuity Insurance Company and Its Affiliates (the “Plan”)

ELECTION TO CHANGE DEFERRAL PERCENTAGE

I hereby revoke all prior elections to defer amounts under the Plan and elect to defer the following percentage of my:

(i)
Annual Board Retainer payable from each of The Great-West Life Assurance Company, London Life Insurance Company, London Insurance Group Inc., Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company (the “Corporations”) until changed in accordance with the terms of the Plan:

[   ] 0%                                or                      [   ] 50%                                or                      [   ] 100%

(ii)	Attendance Fees payable from each of the Corporations until changed in accordance with the terms of the Plan:

[   ] 0%                                or                      [   ] 50%                                or                      [   ] 100%

I confirm that:

1.           I have received and reviewed a copy of the Plan and agree to be bound by its terms.

2.           I understand that this election will apply to the Annual Board Retainer and Attendance Fees payable to me for services rendered in the calendar year following the calendar year in which I make this election.

3.           I understand that this election will also apply to the Annual Board Retainer and Attendance Fees payable to me for services to be provided in all future years until I change my election.

4.           I understand that if I wish to change my election, any new election that I make will apply only to the Annual Board Retainer and Attendance Fees payable to me for services rendered in the calendar year following the calendar year in which I change my election.

5.           I understand that the value of the Deferred Share Units ("DSUs") credited to me under the Plan will only be paid to me in the calendar year following the calendar year in which I am no longer a Director, as provided under the Plan.

6.           I understand that the Corporations will make all appropriate tax withholdings as required by law.

7.           I understand that the value of DSUs are based on the value of the common shares of Great-West Lifeco Inc. and are not guaranteed.  I also understand that DSUs are not shares and will not entitle me to any shareholder rights, including, without limitation, voting or dividend rights.

8.    No funds will be set aside to guarantee the payment of DSUs.  Future payment of DSUs will remain an unfunded liability recorded on the books of the Corporations.

The foregoing is only a brief outline of certain key provisions of the Plan.  For more complete information, reference should be made to the Plan text.

Date	(Name of Director)

(Signature of Director)

SCHEDULE C

Deferred Share Unit Plan for Designated U.S. Resident
Directors of Great-West Life &
Annuity Insurance Company and Its Affiliates (the “Plan”)

ELECTION TO TERMINATE FUTURE DEFERRALS

I hereby revoke all prior elections to defer amounts under the Plan and elect to defer no portion of my future Annual Board Retainer and Attendance Fees under the Plan.

I confirm that:

1.           I have received and reviewed a copy of the Plan and agree to be bound by its terms.

2.           I understand that this election will apply to the Annual Board Retainer and Attendance Fees payable to me for services rendered in the calendar year following the calendar year in which I make this election.

3.           I understand that this election will also apply to the Annual Board Retainer and Attendance Fees payable to me for services to be provided in all future years until I change my election.

4.           I understand that if I wish to change my election, any new election that I make will apply only to the Annual Board Retainer and Attendance Fees payable to me for services rendered in the calendar year following the calendar year in which I change my election.

The foregoing is only a brief outline of certain key provisions of the Plan.  For more complete information, reference should be made to the Plan text.

Date	(Name of Director)

(Signature of Director)

SCHEDULE D

Deferred Share Unit Plan for Designated U.S. Resident
Directors of Great-West Life &
Annuity Insurance Company and Its Affiliates (the “Plan”)

REDEMPTION NOTICE

I hereby advise Great-West Life & Annuity Insurance Company (“Great-West”) that I wish to redeem all the Deferred Share Units credited to my account under the Plan on _______________________________ [insert redemption date, which shall be at least five (5) business days following the date on which this notice is filed with Great-West.  The above date can be no earlier than the January 1 following the year in which the individual ceases to be a Director of Great-West and its Affiliates and no later than December 15 of that same year.].

Date	(Name of Director)

(Signature of Director)